Cash Trust Series, Inc.

MUNICIPAL CASH SERIES

Supplement to Prospectus dated July 31, 2009

The combined prospectus includes disclosure regarding multiple funds, one of which is Municipal Cash Series (MCS).  As it relates to MCS, the prospectus discloses that MCS invests in various types of tax-exempt securities, which are fixed income securities.  The prospectus disclosure regarding credit risks references “fixed income securities (including tax-exempt securities)”.  The prospectus also discloses that the tax-exempt securities in which MCS principally invests are subject to Credit Enhancement Risks.  However, the table of principal risks in the prospectus under “What are the Specific Risks of Investing in the Funds?” inadvertently omits an “X” under MCS to indicate in the table that the securities in which MCS invests are subject to Issuer Credit Risk and Counterparty Credit Risk.  This supplement revises the table of principal risks to place the “X” under MCS for Issuer Credit Risk and Counterparty Credit Risk.  Accordingly, please replace the current table under “What are the Specific Risks of Investing in the Funds?” with the following:

	TCS	GCS	PCS	MCS
Interest Rate Risks	X	X	X	X
Issuer Credit Risks		X	X	X
Counterparty Credit Risks	X	X	X	X
Call Risks		X		X
Risk Associated with Investing Share Purchase Proceeds	X	X	X	X
Sector Risks			X	X
Credit Enhancement Risks			X	X
Tax Risks				X
Risks of Foreign Investing			X

September 16, 2009

Cusip 147551303

41162  (9/09)